Exhibit 32.1

                                    CERTIFICATION PURSUANT TO
                                     18 U.S.C. SECTION 1350,
                                     AS ADOPTED PURSUANT TO
                         SECTION 906 OF THTE SARBANES-OXLEY ACT OF 2002


     In connection with the Annual Report of AmBase Corporation (the "Issuer") on Form 10-K for the period ending December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard
A. Bianco, Chief Executive Officer of the Issuer, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Issuer.



/s/ Richard A. Bianco
Richard A. Bianco
Chairman, President and Chief Executive Officer
AmBase Corporation
March 30, 2005